SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) December 15, 1998

                        TOUPS TECHNOLOGY LICENSING, INC.
             (Exact name of registrant as specified in its charter)

         Florida                     000-23897                   59-3462501
State or other jurisdiction          Commission                (IRS Employer
of incorporation)                    File Number)           Identification No.)

             7887 Bryan Dairy Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (727)-548-0918



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ITEM 1            Not applicable

ITEM 2            Not applicable

Item 3            Not applicable.

Item 4            Not applicable.

Item 5            Not applicable

Item 6            Not applicable.

Item 7        Attached hereon is the auditor's report and  accompanying  balance sheet of Intersource Health Care, Inc. as of December 31, 1997, and the related statements of operations, stockholders' deficit, and cash flows for the year then ended.

Item 8            Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)



Date: June 24, 1999              Leon H. Toups, President
                                 ------------------------
                                   (Signature)


Exhibit

1        Contract between Toups Technology Licensing, Inc. and Compania
         De Luz Y Fuerza De Las Terrenas, C. por A. effective December 15, 1998